UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2016

CC HOLDINGS GS V LLC

(Exact name of registrant as specified in its charter)

Delaware	333-187970	20-4300339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX		77057-2261
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	– OTHER EVENTS

On September 21, 2016, CC Holdings GS V LLC completed the previously announced redemption of all of its outstanding 2.381% Senior Secured Notes due 2017 (“Notes”). The redemption price was $508,471,323 (which amount includes a make-whole redemption premium of $8,471,323, determined in accordance with the indenture governing the Notes), together with accrued and unpaid interest on the Notes to but excluding the redemption date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC HOLDINGS GS V LLC

By:	/s/ Kenneth J. Simon
Name:	Kenneth J. Simon
Title:	Senior Vice President and General Counsel

Date: September 22, 2016